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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) June 4, 1996


                     MATZEL & MUMFORD MORTGAGE FUNDING, INC.
            -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       New Jersey                   33-98178                22-3382016
- ----------------------------       ------------         -------------------
(State or other jurisdiction       (Commission            (IRS Employer
     of incorporation)             File Number)         Identification No.)


   100 Village Court, Hazlet, New Jersey                    07730
- ------------------------------------------               -----------
 (Address of principal executive offices)                 (Zip Code)


                                  908-888-4801
             -----------------------------------------------------
              (Registrant's telephone number, including area code)


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


Item 7(a).  Financial Statements.

                               MATZEL & MUMFORD AT

                               PISCATAWAY, L.L.C.

                              FINANCIAL STATEMENTS
                               PERIOD MAY 1, 1996
                       (DATE OF INCEPTION) TO JUNE 4, 1996



Contents
- --------
Independent auditors' report

Financial statements:
   Balance sheet
   Statement of cash flows
   Notes to financial statements

                     MATZEL & MUMFORD AT PISCATAWAY, L.L.C.


                                    Contents



Independent Auditors' Report


To the Members
Matzel & Mumford at Piscataway, L.L.C.
Hazlet, New Jersey

We have audited the accompanying balance sheet of Matzel & Mumford at Piscataway, L.L.C. as of June 4, 1996 and the related statement of cash flows for the period May 1, 1996 (date of inception) to June 4, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Matzel & Mumford at Piscataway, L.L.C. as of June 4, 1996 and its cash flows for the period May 1, 1996 (date of inception) through June 4, 1996 in conformity with generally accepted accounting principles.



July 19, 1996

                     MATZEL & MUMFORD AT PISCATAWAY, L.L.C.


                                  Balance Sheet





June 4, 1996
- -----------------------------------------------------------------------------
Assets
   Cash                                                              $46,527
   Inventory                                                         978,605
- -----------------------------------------------------------------------------
              Total assets                                        $1,025,132
=============================================================================
Liabilities and Members' Equity
   Accounts payable                                                   $2,132
   Due to affiliates                                                 120,000
   Mortgage payable - M&M Mortgage Funding                           903,000
- -----------------------------------------------------------------------------
              Total liabilities                                    1,025,132
- -----------------------------------------------------------------------------
Members' equity                                                        1,000
Receivable from members                                               (1,000)
- -----------------------------------------------------------------------------
              Total members' equity                                        -
=============================================================================
              Total liabilities and members' equity               $1,025,132
=============================================================================
                              See accompanying notes to financial statements.

                     MATZEL & MUMFORD AT PISCATAWAY, L.L.C.


                             Statement of Cash Flows






For the period May 1, 1996 (date of inception) to June 4, 1996
- -----------------------------------------------------------------------------
Cash flows from operating activities:
   Net income                                                             $-
   Adjustments to reconcile net loss to net cash used in operating activities:
        Increase in inventories                                      978,605
        Increase in accounts payable                                   2,132
- -----------------------------------------------------------------------------
              Net  cash used in operating activities                 976,473
- -----------------------------------------------------------------------------
Cash flows from financing activities:
   Proceeds from notes payable                                       903,000
   Advances from affiliates                                          120,000
- -----------------------------------------------------------------------------
              Net cash provided by financing activities            1,023,000
- -----------------------------------------------------------------------------
Increase in cash                                                      46,527
Cash, beginning of period                                                  -
=============================================================================
Cash, end of period                                                  $46,527
=============================================================================
                              See accompanying notes to financial statements.

                     MATZEL & MUMFORD AT PISCATAWAY, L.L.C.


                          Notes to Financial Statements




       1. Summary of Accounting         Nature of Business and Organization
          Policies

                                        Matzel   &   Mumford   at    Piscataway,
                                        L.L.C.("M&M  at  Piscataway")  is a  New
                                        Jersey limited  liability company formed
                                        on May  1,  1996,  for  the  purpose  of
                                        purchasing   land  in  Piscataway,   New
                                        Jersey and developing  and  constructing
                                        126 single-family  homes on the land. On
                                        June 4, 1996,  M&M at Piscataway  closed
                                        title  to 21 lots and has an  option  to
                                        purchase the remaining 125 lots. Through
                                        June  4,   1996,   there   has  been  no
                                        operating activities.

                                        Revenue Recognition

                                        Revenues arising from home sales will be
                                        recognized  under  the  accrual  method.
                                        Under  this   method,   income  will  be
                                        recognized  when all terms  relating  to
                                        the  sale  of  a  unit   are   complete,
                                        consideration is exchanged and title is conveyed to the buyer.

                                        Inventories

                                        Inventories are stated at the lower of cost or estimated net realizable value, which is determined by reducing the anticipated net sales proceeds by the estimated costs necessary to complete or improve the property to the condition used in arriving at the anticipated selling price.

                                        Inventory costs are currently  comprised
                                        of land and project overhead.  Inventory
                                        costs will be  comprised  of direct unit
                                        and allocated costs.  Development  costs
                                        will be  capitalized  until the property
                                        is complete and title has been  conveyed
                                        to   the   buyer.    Development   costs
                                        generally include land and improvements,
                                        house  construction,  project  overhead,
                                        interest  and a portion of  construction
                                        management fees. Interest capitalized is
                                        based   upon   the   interest   rate  on
                                        specifically related debt. A portion of the management fees to a related party are paid and capitalized by the Company.

                                        Members' Capital

                                        The two managing  members have pledged a
                                        total    of    $1,000     in     capital
                                        contributions.

                                        Income Taxes

                                        The Company is organized and operates as a limited liability corporation which is not subject to Federal or state income taxes. Accordingly, no provision for income taxes has been made. The earnings or losses of the Company are included on each member's tax return, according to the terms of the operating agreement.

                                        Estimates

                                        The preparation of financial  statements
                                        in conformity  with  generally  accepted
                                        accounting      principles      requires
                                        management   to   make   estimates   and
                                        assumptions  that  affect  the  reported
                                        amounts  of assets and  liabilities  and
                                        disclosure  of  contingent   assets  and
                                        liabilities at the date of the financial
                                        statements  and the reported  amounts of
                                        revenues   and   expenses   during   the
                                        reporting period. Actual results could differ from those estimates.


       2. Inventories                   Inventories  relating to the development
                                        of single-family homes consist of the following at June 4, 1996:

- -----------------------------------------------------------------------------
Land                                                                $903,000
Project overhead                                                      75,605
=============================================================================
                                                                    $978,605
=============================================================================

                                        All    expenses    incurred    for   the
                                        development   of  the  project  will  be
                                        capitalized. Selling expenses which do not benefit future periods, and general and administrative expenses, will be treated as period costs and will be expensed as incurred.

       3. Mortgage   Payable            The  Company  has a mortgage  payable to
                                        Matzel & Mumford Mortgage Funding, Inc., an entity controlled by the members of M&M at Piscataway, which is payable interest only at 16%. Interest payments are payable quarterly until June 4, 1997 when the outstanding principal balance is due. The note is collateralized by a mortgage on the property.

       4. Related Party Transactions    The  Company has an  agreement  with The
                                        Matzel  &  Mumford  Organization,   Inc.
                                        ("MMO"),     whereby    MMO     provides
                                        construction  management  services  at a
                                        fee of 4% of the gross  selling price of
                                        each house.  MMO is entitled to draws of
                                        $35,000 per month. During the period May
                                        1  through  June 4,  1996,  the  Company
                                        incurred   $70,000  in  management  fees
                                        which   have   been    capitalized    in
                                        inventories at June 4, 1996.

                                        Also included in due to/from affiliates are net cash advances from affiliated companies of the managing member of the Company. The advances are short term in nature and bear no interest. The amounts are to be repaid as cash flow allows.

Item 7(c).  Exhibits.

     27     Financial Data Schedule.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  MATZEL & MUMFORD MORTGAGE
                                                    FUNDING, INC.



Dated: August 23, 1996                         By: /S/ ROGER MUMFORD
                                                  -----------------------------
                                                  Roger Mumford
                                                  President

                                INDEX TO EXHIBITS

Exhibit
Number                              Document                               Page
- -------                             --------                               ----

   27     Financial Data Schedule.